BancorpSouth, Inc. Gulf South Bank Conference May 12-14, 2014 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would”
or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements relating to non-
accrual loans, revenue estimates for the Company’s operations in Houston, Texas following the closing of the transaction with GEM Insurance Agencies, LP, the terms and closing of the proposed transactions with Ouachita Bancshares Corp. and Central Community Corporation, acceptance by customers of Ouachita Bancshares Corp. and Central Community
Corporation of the Company’s products and services, the opportunities to enhance market share in certain markets and market acceptance of the Company generally in new markets, pro forma loan, deposit and market share information, the impact of and the Company’s ability to implement cost-saving initiatives, our ability to improve efficiency, and future growth,
expansion, and consolidation opportunities.   We caution you not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements because of a variety of factors.  These factors may include, but are not limited to, the ability to obtain required regulatory approval for the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the ability of the Company, Ouachita Bancshares Corp. and
Central Community  Corporation to close the mergers, the ability of the Company to retain key personnel after the pending mergers and the Knox acquisition, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic or environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission.  Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

About BancorpSouth, Inc. (NYSE:BXS)
Total assets of $13.1 billion
Headquartered in Tupelo, MS
256 full-service banking locations reaching throughout an 8-state footprint
Customer-focused business model with comprehensive line of
financial products and banking services for individuals and small to mid-size businesses
Strong core capital base consisting of 100% common equity
Market capitalization of $2.4 billion

Data as of March 31, 2014

Northeast Region
Southeast Region
Northwest Region
Southwest Region
Central Texas Region
MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
TEXAS

BancorpSouth
Right Where You Are

Community Bank Structure – 8 State Footprint 4 * *The Central Texas Region will be added in conjunction with the Central Community Corporation pending merger.

COMMUNITY BANK
Personal Banking Business Banking
Deposit Offerings Business Loans
Consumer Lending Full Range of Deposit Products
Home Equity Lending Treasury Management
Mobile/Internet Banking Merchant Services
Prepaid Cards Payroll and HR Management
Insurance
168 Licensed Producers in 30 Locations
Commercial, P&C, and Life Insurance
Trust and Wealth Management
$7 Billion Total Assets Under Management
17 Locations
Mortgage
109 Originators in 84 Locations
$197 million in Production for Q1
($1.4 Billion in Production for 2013)

Equipment Finance and Leasing
Territory Managers Covering 14 States
Portfolio Balance of $500+ Million
Wide Range of Product Offerings
As of and for the quarter ended March 31, 2014

Diversified Revenue Stream
Approximately 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $263.9M*

Total Revenue of $666.3M*
Net Interest
Revenue
60%
Noninterest
Revenue
40%
Insurance
Commissions
39%
Mortgage
lending
11%
Card and
merchant fees
13%
Deposit service
charges
20%
Trust income
5%
Other
12%
Percentages and amounts based on data for rolling 12 month period ended March 31, 2014
*Excludes negative MSR valuation adjustment of $6.4 million

Q1 2014 Highlights
Net income of $28.4 million, or $0.30 per diluted share
Announced the signing of two definitive merger agreements
Ouachita Bancshares Corp. (Ouachita Independent Bank)
Central Community Corporation (First State Bank Central Texas)
Produced $31.6 million of insurance commission revenue
Generated net loan growth of $110.4 million, or 5.0% annualized
Net interest margin remained relatively stable at 3.54%
Continued progress toward reducing non-interest expense
Subsequent acquisition announcement
Knox Insurance Group, LLC*

At and for the three months ended March 31, 2014
*Closed on April 9, 2014

Diluted EPS 8 Fiscal Year Quarter Ended Growth in Earnings Per Share $0.99 $0.27 $0.45 $0.90 $0.99 $0.30 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2009 2010 2011 2012 2013 Q1 14

$46
$64
$47
$74
$51
$98
$62
$112
$59
$186
$59
$236
$68
$302
$83
$409
$133
$394
$136
$425
$151
$380
$163
$363
$174
$322
$168
$285
$144
$267
$128
$247
$103
$234
$96
$207
$88
$168
$77
$144
$69
$120
$64
$93

BancorpSouth

Right Where You Are

NPA Improvement
Total NPAs Have Declined 48% in the Last 12 Months

Dollars in millions
NPLs consist of nonaccrual loans, loans 90+ days past due and restructured loans
NPAs consist of NPLs and other real estate owned
$110
$121
$149
$174
$246
$295
$370
$492
$528
$561
$531
$525
$496
$453
$411
$376
$337
$303
$256
$221
$190
$157
$0
$125
$250
$375
$500
$625
4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14
NPLs OREO

Loan Growth
Dollars in millions
Produced net loan growth for 4 consecutive quarters

Fiscal Year
Quarter Ended
$9,691
$9,775
$9,333
$8,870
$8,637
$8,582
$8,679
$8,773
$8,958
$9,068
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
4Q 08 4Q 09 4Q 10 4Q 11 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14

Recent Transaction Announcements - Bank
Ouachita Bancshares Corp. (Ouachita Independent Bank)
Assets - $650 million; Loans - $475 million; Deposits - $550 million
In-market expansion – enhance presence along I-20 corridor
• Footprint overlap in Shreveport and Monroe
• Meaningful cost saving opportunities
Low-risk opportunity
• Similar cultures and operating styles
• Clean credit quality
Accretive to earnings per share
Central Community Corporation (First State Bank Central Texas)
Assets - $1.3 billion; Loans - $550 million; Deposits - $1.1 billion
Footprint expansion – high growth Austin, TX market and other markets along I-35 corridor
• Austin, TX ranked No. 1 economy in the U.S. based on the economic rankings of The
Business Journals’ On Numbers report
• Foundation for growth in Texas, both organically and future consolidation opportunities
Similar business models with community and customer focus
Accretive to earnings per share

Financial data as of December 31, 2013

Recent Transaction Announcements - Insurance
GEM Insurance Agencies, LP
Announced and closed December 18, 2013
Located in Houston, TX
Platform expansion in high growth market
• Annual revenues of approximately $9 million
• Diverse customer base including CRE, manufacturing, distribution, and service companies
Operates under leadership of Ed Schreiber
Legacy BXS office consolidated into GEM location
Knox Insurance Group, LLC
Announced and closed April 9, 2014
Located in Lafayette, LA
• Annual revenues of approximately $3 million
• Specialties include workers comp, business auto, P&C, and general/umbrella liability
Operates under leadership of Dwayne David and Randall Bonaventure

Footprint

Overland Park
St Louis
Jefferson City
Louisville
Evansville
Frankfort
MISSOURI
Springfield
Poplar Bluff
Sikeston
Clarksville
Nashville
OKLAHOMA
Oklahoma City
Memphis
TENNESSEE
Huntsville
Chattanooga
ARKANSAS
Wichita Falls
Atlanta
Fort Worth
Irving
Abilene
Dallas
ALABAMA
Natchitoches
TEXAS
Waco
Mobile
LOUISIANA
Beaumont
Lafayette
New Orleans
Houston
Pasadena
San Antonio
Breton Sound

© 2013 SNL Financial LC. All rights reserved.

BancorpSouth
Right Where You Are

Footprint Expansion 13 BancorpSouth (256) Ouachita* (12) First State Bank* (31) Source: SNL Financial *Transactions pending

Deposit Market Share
Source:  SNL Financial
Note:  Deposit  market share data as of June 30, 2013.
Pro forma information excludes purchase accounting adjustments
Ouachita Bancshares Corp. and Central Community Corporation transactions pending
All three institutions funded with 100% core deposits
Market
BXS Market
Share Rank
6/30/13
Total BXS
Deposits
6/30/13
Percentage
of Total
Company
Deposits
BXS Market
Share 2013
(%)
Ouachita
Bancshares
Corp.
Deposits
6/30/13
Central
Community
Corp.
Deposits
6/30/13
Pro Forma
Deposits
6/30/13
Pro Forma
Percentage of
Total
Company
Deposits
Pro Forma
Market Share Market Share
Rank 6/30/13
Pro Forma
2013 (%)
Market YoY
Deposit
Growth
2013 (%)
Mississippi 3 5,069,157 $   46.4% 10.6% - $                  - $                  5,069,157 $    40.7% 3 10.6% 2.6%
Texas 826,576 7.6% 0.1% - 977,625 1,804,201 14.5% 29 0.3% 8.9%
Arkansas 7 1,733,083 15.9% 3.3% - - 1,733,083 13.9% 7 3.3% -0.5%
Louisiana 11 955,359 8.7% 1.0% 533,685 - 1,489,044 12.0% 7 1.6% 5.3%
Tennessee 15 1,184,566 10.8% 1.0% - - 1,184,566 9.5% 15 1.0% 0.1%
Alabama 13 824,116 7.5% 1.0% - - 824,116 6.6% 13 1.0% 1.8%
Missouri 66 317,286 2.9% 0.2% - - 317,286 2.6% 66 0.2% 6.2%
Florida 246 19,351 0.2% 0.0% - - 19,351
0.2% 246 0.0% 4.1%
Total 10,929,494 $  100.0% 533,685 $       977,625 $      12,440,804 $  100.0%
6/30/13 Deposit Market Share ($ in thousands)
65

Summary
Focus on growth
Meaningful net loan growth during 2013 and Q1 2014
Insurance agency acquisitions
GEM Insurance Agencies, LP – Houston, TX (December 18, 2013)
Knox Insurance Group, LLC – Lafayette, LA (April 9, 2014)
Recent additions to mortgage production team
Profitability and performance improvement
Continued progress in improving asset quality
Bank transaction announcements
Expand market share in Louisiana along I-20 corridor
Enter Austin, TX market and other high growth markets along I-35 corridor

Investor Inquiries:
Will Fisackerly
Director of Corporate Finance
BancorpSouth, Inc.
- -2475
will.fisackerly@bxs.com
contained on the website and is not, and should not, be deemed a part of this presentation

*Reference to BancorpSouth’s website does not constitute incorporation by reference of the information

BancorpSouth’s common stock is listed on the New York Stock
Exchange under the symbol BXS.   Additional information can
be found at www.bancorpsouth.com
.*